ZACKS SMALL-CAP CORE FUND
Investor Class – ZSCCX
Class C – ZCCCX
Class I – ZSCIX
A series of Investment Managers Series Trust

Supplement dated April 22, 2015 to the
Statutory Prospectus and Summary Prospectus dated April 1, 2015

The following replaces any inconsistent information in the second paragraph section titled “Principal Investment Strategies”:

As of December 31, 2014, the market capitalizations of companies included in the Russell 2000 Index were between $19 million and $10.3 billion.

Please file this Supplement with your records.